Exhibit 99.1

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RUSH STREET INTERACTIVE (RSI) EXPANDS U.S. ONLINE CASINO FOOTPRINT BY PARTNERING WITH CENTURY CASINOS TO BRING ITS AWARD-WINNING SERVICE TO WEST VIRGINIA

BetRivers.com Intends to be Available for West Virginians in Q2 2021

BetRivers.net Social Casino Available Now

CHICAGO, IL & NEW CUMBERLAND, WV – December 11, 2020 – Rush Street Interactive, LP (“RSI”), one of the fastest-growing online casino and sports betting gaming companies in the United States, announced today that it has finalized an agreement with Century Casinos, Inc. (Nasdaq: CNTY) (“Century Casinos”) to launch RSI’s award-winning online casino in West Virginia at BetRivers.com. Subject to licensing and regulatory approval by the West Virginia Lottery, RSI intends to commence operations in the second quarter of 2021.

The partnership between RSI and Century Casinos offers West Virginians access to a broad range of online casino games, including hundreds of the latest slot machines and table games, as well as a unique and innovative multi-tiered loyalty program that gamifies exciting rewards for customers to earn. Casino gaming enthusiasts in the Mountain State over the age of 21 can now sign-up at BetRivers.net BetRivers.net free to play casino site to experience the best-in-class RSI platform before the real money site officially launches at BetRivers.com next year.

“As RSI continues the collective expansion of our interactive gaming operations into more states, we look forward to earning the same trust and preference of West Virginians that we have earned of players across the country,” said Richard Schwartz, president of Rush Street Interactive. “In neighboring Pennsylvania, RSI is the clear leader in online casino market share, thanks to our secure and reliable platform, player-first attitude, transparent approach to customer service, large game library, fast payouts and innovative playing experiences. In partnership with Mountaineer Casino, Racetrack & Resort, we are pleased to have the chance to offer gaming fans in West Virginia the unparalleled experience and service our customers have come to expect via BetRivers.com.”

In addition to its online casinos in New Jersey and Pennsylvania, RSI currently operates online sportsbooks in Colorado, Illinois, Indiana, Iowa, New Jersey and Pennsylvania. Additionally, RSI is the #1 operator of online casino by revenue in the United States year-to-date through September according to data from Eilers & Krejcik Gaming. RSI was also named the 2020 Casino Operator of the Year and Customer Service Operator of the Year by eGaming Review.

On July 27, 2020, RSI entered into a business combination agreement with dMY Technology Group, Inc. (NYSE: DMYT.U, DMYT and DMYT WS). Upon the closing of the transaction, the combined company intends to change its name to Rush Street Interactive, Inc. and trade on the NYSE under the ticker symbol “RSI.”

About Rush Street Interactive:

Founded in 2012 by gaming industry veterans, RSI is a market leader in online casino and sports betting in the U.S. The Company launched its first online gaming casino site, PlaySugarHouse.com in New Jersey, in September 2016 and was the first gaming company to launch a regulated online gaming site in Pennsylvania. With its BetRivers.com sites, Rush Street Interactive was also the first to launch regulated online gaming in the states of Indiana, Colorado and, most recently, Illinois. Rush Street Interactive was named the 2020 Global Gaming Awards Digital Operator of the Year, and the 2020 EGR North America Awards Casino Operator of the Year and Customer Service Operator of the Year. RSI has been an early mover in Latin America and was the first U.S.-based gaming operator to launch a legal and regulated online casino and sportsbook, RushBet.co, in the country of Colombia. For more information, visit www.rushstreetinteractive.com.

About dMY Technology Group

dMY Technology Group, Inc. is a $230 million special purpose acquisition company founded by Niccolo de Masi and Harry You for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. dMY’s initial public offering was underwritten by Goldman Sachs & Co. and UBS Investment Bank, and its common stock, units and warrants trade on the NYSE under the ticker symbols DMYT, DMYT-UN and DMYT-WT, respectively. More information can be found at www.dmytechnology.com.

About Century Casinos, Inc.:

Century Casinos, Inc. is a casino entertainment company. The Company owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada; the Century Casino in Cape Girardeau and Caruthersville, Missouri, and in St. Albert, Alberta, Canada; Mountaineer Casino, Racetrack & Resort in New Cumberland, West Virginia; the Century Mile Racetrack and Casino (“CMR”) in Edmonton, Alberta, Canada; and Century Bets! Inc. (“CBS”). CBS and CMR operate the pari-mutuel off-track horse betting networks in southern and northern Alberta, respectively. Through its Austrian subsidiary, Century Resorts Management GmbH (“CRM”), the Company holds a 66.6% ownership interest in Casinos Poland Ltd., the owner and operator of eight casinos throughout Poland; and a 75% ownership interest in Century Downs Racetrack and Casino in Calgary, Alberta, Canada. The Company operates four ship-based casinos. The Company, through CRM, also owns a 7.5% interest in, and provides consulting services to, Mendoza Central Entretenimientos S.A., a company that provides gaming-related services to Casino de Mendoza in Mendoza, Argentina. The Company continues to pursue other projects in various stages of development.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. dMY’s and RSI’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, RSI’s expectations about licensing and regulatory approvals, its estimates of when it will commence operations in West Virginia, dMY’s and RSI’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside dMY’s and RSI’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against dMY and RSI following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of dMY, certain regulatory approvals or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on RSI’s business and/or the ability of the parties to complete the proposed business combination; (6)

the inability to obtain or maintain the listing of dMY’s shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of RSI to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that RSI or dMY may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in dMY’s other filings with the SEC. dMY cautions that the foregoing list of factors is not exclusive. dMY cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. dMY does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, dMY filed a preliminary proxy statement with the SEC on October 9, 2020, November 12, 2020, November 25, 2020 and December 4, 2020, and intends to file a definitive proxy statement with the SEC. dMY’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about RSI, dMY and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of dMY as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: dMY Technology Group, Inc., Attention: Niccolo de Masi, Chief Executive Officer, niccolo@dmytechnology.com.

Participants in the Solicitation

dMY and its directors and executive officers may be deemed participants in the solicitation of proxies from dMY’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in dMY is contained in the Registration Statement on Form S-1, which was filed by dMY with the SEC on January 31, 2020 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to dMY Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available.

RSI and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of dMY in connection with the business combination. A list of the names of such directors and executive officers and any information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

CONTACTS

Media:

Lisa Johnson

(609) 788-8548

lisa@lisajohnsoncommunications.com

or

Jonathan Gasthalter / Carissa Felger / Nathaniel Garnick

(312) 319-9233 / (212) 257-4170

rsi@gasthalter.com

Investors:

rsi@icrinc.com

For dMY:

Niccolo de Masi

(310) 600-6667

niccolo@dmytechnology.com